Exhibit 21.1

Subsidiaries (or Managed Entities*) of StoneMor Partners L.P.

(StoneMor GP LLC general partner) as of December 31, 2016

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation

Alleghany Memorial Park LLC	Virginia

Alleghany Memorial Park Subsidiary, Inc.	Virginia

Altavista Memorial Park LLC	Virginia

Altavista Memorial Park Subsidiary, Inc.	Virginia

Arlington Development Company	New Jersey

Augusta Memorial Park Perpetual Care Company	Virginia

Bethel Cemetery Association*	New Jersey

Beth Israel Cemetery Association of Woodbridge, New Jersey*	New Jersey

Birchlawn Burial Park LLC	Virginia

Birchlawn Burial Park Subsidiary, Inc.	Virginia

Bronswood Cemetery, Inc.	Illinois

Cedar Hill Funeral Home, Inc.	Maryland

Cemetery Investments LLC	Virginia

Cemetery Investments Subsidiary, Inc.	Virginia

Cemetery Management Services, L.L.C.	Delaware

Cemetery Management Services of Ohio, L.L.C.	Delaware

Chapel Hill Associates, Inc.	Michigan

Chapel Hill Funeral Home, Inc.	Indiana

Clover Leaf Park Cemetery Association*	New Jersey

CMS West LLC	Pennsylvania

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation

CMS West Subsidiary LLC	Pennsylvania

Columbia Memorial Park LLC	Maryland

Columbia Memorial Park Subsidiary, Inc.	Maryland

Cornerstone Family Insurance Services, Inc.	Delaware

Cornerstone Family Services of New Jersey, Inc.	New Jersey

Cornerstone Family Services of West Virginia LLC	West Virginia

Cornerstone Family Services of West Virginia Subsidiary, Inc.	West Virginia

Cornerstone Funeral and Cremation Services LLC	Delaware

Cornerstone Trust Management Services LLC	Delaware

Covenant Acquisition LLC	Virginia

Covenant Acquisition Subsidiary, Inc.	Virginia

Covington Memorial Funeral Home, Inc.	Indiana

Covington Memorial Gardens, Inc.	Indiana

Crown Hill Cemetery Association*	Ohio

Eloise B. Kyper Funeral Home, Inc.	Pennsylvania

Forest Lawn Gardens, Inc.	Pennsylvania

Forest Lawn Memorial Chapel, Inc.	Indiana

Forest Lawn Memory Gardens, Inc.	Indiana

Glen Haven Memorial Park LLC	Delaware

Glen Haven Memorial Park Subsidiary, Inc.	Maryland

Henlopen Memorial Park LLC	Delaware

Henlopen Memorial Park Subsidiary LLC	Delaware

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation

Henry Memorial Park LLC	Virginia

Henry Memorial Park Subsidiary, Inc.	Virginia

Highland Memorial Park, Inc.*	Ohio

Hillside Memorial Park Association, Inc.*	Ohio

Juniata Memorial Park LLC	Pennsylvania

Kingwood Memorial Park Association*	Ohio

KIRIS LLC	Virginia

KIRIS Subsidiary, Inc.	Virginia

Kirk & Nice, Inc.	Pennsylvania

Kirk & Nice Suburban Chapel, Inc.	Pennsylvania

Lakewood/Hamilton Cemetery LLC	Tennessee

Lakewood/Hamilton Cemetery Subsidiary, Inc.	Tennessee

Lakewood Memory Gardens South LLC	Georgia

Lakewood Memory Gardens South Subsidiary, Inc.	Georgia

Laurel Hill Memorial Park LLC	Virginia

Laurel Hill Memorial Park Subsidiary, Inc.	Virginia

Laurelwood Holding Company	Pennsylvania

Legacy Estates, Inc.	New Jersey

Locustwood Cemetery Association*	New Jersey

Loewen [Virginia] LLC	Virginia

Loewen [Virginia] Subsidiary, Inc.	Virginia

Lorraine Park Cemetery LLC	Delaware

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation

Lorraine Park Cemetery Subsidiary, Inc.	Maryland

Modern Park Development LLC	Maryland

Modern Park Development Subsidiary, Inc.	Maryland

Northlawn Memorial Gardens*	Ohio

Oak Hill Cemetery LLC	Virginia

Oak Hill Cemetery Subsidiary, Inc.	Virginia

Ohio Cemetery Holdings, Inc.*	Ohio

Osiris Holding Finance Company	Delaware

Osiris Holding of Maryland LLC	Delaware

Osiris Holding of Maryland Subsidiary, Inc.	Maryland

Osiris Holding of Pennsylvania LLC	Pennsylvania

Osiris Holding of Rhode Island LLC	Rhode Island

Osiris Holding of Rhode Island Subsidiary, Inc.	Rhode Island

Osiris Management, Inc.	New Jersey

Osiris Telemarketing Corp.	New York

Perpetual Gardens.Com, Inc.	Delaware

Plymouth Warehouse Facilities LLC	Delaware

Prince George Cemetery Corporation	Virginia

PVD Acquisitions LLC	Virginia

PVD Acquisitions Subsidiary, Inc.	Virginia

Rockbridge Memorial Gardens LLC	Virginia

Rockbridge Memorial Gardens Subsidiary Company	Virginia

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation

Rolling Green Memorial Park LLC	Pennsylvania

Rose Lawn Cemeteries LLC	Virginia

Rose Lawn Cemeteries Subsidiary, Incorporated	Virginia

Roselawn Development LLC	Virginia

Roselawn Development Subsidiary Corporation	Virginia

Russell Memorial Cemetery LLC	Virginia

Russell Memorial Cemetery Subsidiary, Inc.	Virginia

Shenandoah Memorial Park LLC	Virginia

Shenandoah Memorial Park Subsidiary, Inc.	Virginia

Sierra View Memorial Park	California

Southern Memorial Sales LLC	Virginia

Southern Memorial Sales Subsidiary, Inc.	Virginia

Springhill Memory Gardens LLC	Maryland

Springhill Memory Gardens Subsidiary, Inc.	Maryland

Star City Memorial Sales LLC	Virginia

Star City Memorial Sales Subsidiary, Inc.	Virginia

Stephen R. Haky Funeral Home, Inc.	Pennsylvania

Stitham LLC	Virginia

Stitham Subsidiary, Incorporated	Virginia

StoneMor Alabama LLC	Alabama

StoneMor Alabama Subsidiary, Inc.	Alabama

StoneMor Arkansas Subsidiary LLC	Arkansas

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation

StoneMor California, Inc.	California

StoneMor California Subsidiary, Inc.	California

StoneMor Cemetery Products LLC	Pennsylvania

StoneMor Colorado LLC	Colorado

StoneMor Colorado Subsidiary LLC	Colorado

StoneMor Florida LLC	Florida

StoneMor Florida Subsidiary LLC	Florida

StoneMor Georgia LLC	Georgia

StoneMor Georgia Subsidiary, Inc.	Georgia

StoneMor Hawaiian Joint Venture Group LLC	Hawaii

StoneMor Hawaii LLC	Hawaii

StoneMor Hawaii Subsidiary, Inc.	Hawaii

StoneMor Holding of Pennsylvania LLC	Pennsylvania

StoneMor Illinois LLC	Illinois

StoneMor Illinois Subsidiary LLC	Illinois

StoneMor Indiana LLC	Indiana

StoneMor Indiana Subsidiary LLC	Indiana

StoneMor Iowa LLC	Iowa

StoneMor Iowa Subsidiary LLC	Iowa

StoneMor Kansas LLC	Kansas

StoneMor Kansas Subsidiary LLC	Kansas

StoneMor Kentucky LLC	Kentucky

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation

StoneMor Kentucky Subsidiary LLC	Kentucky

StoneMor Michigan LLC	Michigan

StoneMor Michigan Subsidiary LLC	Michigan

StoneMor Mississippi LLC	Mississippi

StoneMor Mississippi Subsidiary LLC	Mississippi

StoneMor Missouri LLC	Missouri

StoneMor Missouri Subsidiary LLC	Missouri

StoneMor North Carolina LLC	North Carolina

StoneMor North Carolina Subsidiary LLC	North Carolina

StoneMor North Carolina Funeral Services, Inc.	North Carolina

StoneMor Ohio LLC	Ohio

StoneMor Ohio Subsidiary, Inc.	Ohio

StoneMor Oklahoma LLC	Oklahoma

StoneMor Oklahoma Subsidiary LLC	Oklahoma

StoneMor Operating LLC	Delaware

StoneMor Oregon LLC	Oregon

StoneMor Oregon Subsidiary LLC	Oregon

StoneMor Pennsylvania LLC	Pennsylvania

StoneMor Pennsylvania Subsidiary LLC	Pennsylvania

StoneMor Puerto Rico LLC	Puerto Rico

StoneMor Puerto Rico Cemetery and Funeral, Inc.	Puerto Rico

StoneMor Puerto Rico Subsidiary LLC	Puerto Rico

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation

StoneMor South Carolina LLC	South Carolina

StoneMor South Carolina Subsidiary LLC	South Carolina

StoneMor Tennessee Subsidiary, Inc.	Tennessee

StoneMor Washington, Inc.	Washington

StoneMor Washington Subsidiary LLC	Washington

StoneMor Wisconsin LLC	Wisconsin

StoneMor Wisconsin Subsidiary LLC	Wisconsin

Sunset Memorial Gardens LLC	Virginia

Sunset Memorial Gardens Subsidiary, Inc.	Virginia

Sunset Memorial Park LLC	Maryland

Sunset Memorial Park Subsidiary, Inc.	Maryland

Temple Hill LLC	Virginia

Temple Hill Subsidiary Corporation	Virginia

The Valhalla Cemetery Company LLC	Alabama

The Valhalla Cemetery Subsidiary Corporation	Alabama

Tioga County Memorial Gardens LLC	Pennsylvania

Virginia Memorial Service LLC	Virginia

Virginia Memorial Service Subsidiary Corporation	Virginia

WNCI LLC	Delaware

W N C Subsidiary, Inc.	Maryland

Wicomico Memorial Parks LLC	Maryland

Wicomico Memorial Parks Subsidiary, Inc.	Maryland

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation

Willowbrook Management Corp.	Connecticut

Woodlawn Memorial Park Subsidiary LLC	Pennsylvania

*	Entity is not a StoneMor Partners L.P. subsidiary, but is a controlled nonprofit corporation, or a nonprofit corporation in which a StoneMor Partners L.P. subsidiary holds a voting interest, and to which management or operating services are provided by contract with a StoneMor Partners L.P. subsidiary.